ACQUISTION OF ACCLARENT, A LEADER IN ENT SURGICAL INTERVENTIONS DECEMBER 13, 2023 Exhibit 99.2

Legal Information 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company's judgment as of the date of this presentation. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Some of these forward-looking statements may contain words like “will,” “believe,” “may,” “can,” “could,” “would,” “might,” “project,” “possible,” “should,” “expect,” “intend,” “plan,” “anticipate,” “target,” or “continue,” the negative of these words, other terms of similar meaning or they may use future dates. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the planned completion of the Company's proposed acquisition of Acclarent, Inc. ("Acclarent"), the expected strategic and financial benefits of the proposed acquisition, including future financial performance and operating results, Integra’s business’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed acquisition. Statements of past performance, efforts, or results about which assumptions or inferences may be made can also be forward-looking statements and are not indicative of future performance or results. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to, the following: the successful closing of the proposed acquisition; the ability to obtain required regulatory approvals for the proposed acquisition (including the approval of antitrust authorities and the Israel Innovation Authority necessary to complete the proposed acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions, including with respect to divestitures required by antitrust authorities, that could materially adversely affect Integra, the Acclarent ear, nose and throat ("ENT") business and the expected benefits of the proposed acquisition; the risk that a condition to closing of the proposed acquisition may not be satisfied on a timely basis or at all; the State of Israel's on-going war against Hamas, and the potential for the continuation or escalation of such conflict to disrupt the operations and employees of Acclarent located in the State of Israel and make it more difficult for the Company to realize the intended benefits of the acquisition; the effects of disruption caused by the proposed acquisition making it more difficult for Integra to execute its operating plan effectively or to maintain relationships with employees, vendors and other business partners; Integra’s ability to successfully integrate the Acclarent ENT business and other acquired businesses; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; physicians’ willingness to adopt and third-party payers’ willingness to provide reimbursement for Integra’s and Acclarent ENT business’s existing, recently launched and planned products; difficulties or delays in manufacturing; the Company's ability to remediate quality systems violations; the availability and pricing of third party sourced products and materials; macroeconomic conditions, including inflation, disruptions to the global supply chain, fluctuations in currency exchange rates, weakness in general economic conditions and recessions; global macroeconomic and political conditions, including acts of terrorism or outbreak of war, hostilities, civil unrest and other political or security disturbances, including the war in Ukraine and the State of Israel's on-going war against Hamas and any escalations of that conflict; the Company's ability to increase product sales and gross margins, and control non-product costs; the Company’s ability to achieve anticipated growth rates, margins and scale and execute its strategy generally; the amount and timing of divestiture, acquisition and integration-related costs; the geographic distribution of where the Company generates its taxable income; new U.S. and foreign government laws and regulations, and changes in existing laws, regulations and enforcement guidance, which affect areas of our operations including, but not limited to, those affecting the health care industry, including the EU Medical Devices Regulation; and the economic, competitive, governmental, technological, and other risk factors and uncertainties identified under the heading “Risk Factors” included in Item 1A of Integra's Annual Report on Form 10-K for the year ended December 31, 2022 and information contained in subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise. Industry and Market Data This presentation has been prepared by the Company and includes market data and other statistical information from third-party sources. Although the Company believes these third-party sources are reliable as of their respective dates, none of the Company or any of its respective representatives make any representation or warranty with respect to the accuracy of such information. Use of Projections This presentation contains certain financial forecast information including revenues, earnings per share, and return on invested capital. Such financial forecast information constitutes forward-looking information and is for informational purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

International Portfolio and Channel Higher Revenue Growth, Higher Margin Growth Breadth/Depth in Care Pathway Adjacencies S T R AT E G I C F I LT E R S F I N A N C I A L F I LT E R S Accretive to Growth and/or Earnings ≥10% ROIC by Year 5     TBD Strategic and Accretive Approach to M&A Acclarent acquisition provides a unique opportunity to build scale and capture a leadership position in the complementary ENT device segment while delivering value to shareholders 3

Acquisition Overview & Strategic Rationale Strategic Rationale Acclarent Business Description 2022 revenue ~$110 million, HSD Growth; gross margin in line with company average; U.S. sales only • Pioneered balloon sinus dilation to treat patients suffering from chronic sinus disease; developed first dilation system to address persistent eustachian tube dysfunction; leadership position in each category • Developed advanced surgical navigation platform for sinus and skull base surgery, including electromagnetic instrument tracking; robust R&D capabilities in hardware/software design, digital/AI applications development • US-based direct sales force with deep clinical knowledge, strong KOL relationships, professional education focus • Primary headquarters in Irvine, CA. R&D in Irvine, CA and in Haifa, Israel. Outsourced product manufacturing Key Deal Terms Purchase price $275M at closing and an additional $5 million upon the achievement of certain regulatory milestones Adj. EPS expected to be neutral in 2024; accretive in the first full year (2025) ROIC to exceed 10% by year 5 (2028) • Acquisition structured as a stock purchase agreement • Subject to the satisfaction of customary conditions; transaction expected to close by the second quarter of 2024 • Transition Service Agreement and Transition Manufacturing Agreement for up to 4 years ENT specialty device category is a natural adjacency for CSS • Attractive category; >$1B U.S. opportunity, 5-6% CAGR1 • Anatomical adjacency to neurosurgery, including access to brain tumors through skull base approaches • Opportunity to accelerate Integra’s current MicroFrance® ENT instruments (~$20M US, MSD CAGR2), with a focused channel Enables Integra to successfully access the ENT device segment with immediate relevant scale and accretive growth • Expanded footprint enables Integra to reach all ENT sites of care (hospital, ASC, office/clinic) via direct ENT sales channel • Enables internal development of ENT products using Integra technology and follow-on M&A 1Triangulated from third-party and internal reports 42MSD CAGR 2019-2023E 4

Integra Overview (NASDAQ: IART)

Restoring Patient Lives through Technologies that Transform Surgical, Neurologic & Regenerative Care

Codman Specialty Surgical

Transformative leader in Neuro -access, -surgery, -monitoring

Leading provider of specialty instruments solutions

DuraGen®/DuraSeal® | CUSA® | MAYFIELD[1] | Certas® Plus
BACTISEAL® | CereLink® | ISOCOOL® | Integra® Duo | MicroFrance®

Regenerative Technologies
Support Segments and Private Label

Tissue Technologies

Outcomes leader in complex wound reconstruction

Leading innovator in surgical/breast reconstruction

Integra Dermal Matrices | NeuraGen® | NeuraWrap™
PriMatrix® | MicroMatrix® UBM | SurgiMend® Macroporous
TCC-EZ® Total Contact Cast System

Announcing the acquisition of the Acclarent ENT business to be integrated into Integra's Codman Specialty Surgical division

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[1] MAYFIELD is a registered trademark of SM USA, Inc. and is used by Integra under license; ENT: Ear, Nose, and Throat

INTEGRA

Codman Specialty Surgical Overview

Acclarent acquisition propels Integra to a leadership position in ENT

Expansion to **>$6B** TAM[1] • **3% – 5%** Market CAGR • **>$1B** Revenue[2]

NEUROSURGERY and ENT

3% – 5% Market CAGR

Brain Lesion Surgery with MIS Expansion



Dural Access & Repair
$0.3B[2]
DuraGen Dural Graft
DuraSeal Dural Sealant



Advanced Energy
$0.2B[2]
CUSA Tissue Ablation
Aurora® Surgiscope

Traumatic Brain Injury (TBI)



Neuro Monitoring
$0.1B[2]
CereLink ICP Monitor and Sensors

Hydrocephalus



Hydrocephalus
$0.2B[2]
Certas Plus Programmable Valves • BACTISEAL® Catheters

ENT



ENT
$0.1B[3]
TruDi® • RELIEVA SPINPLUS® NAV • Acclarent AERA®•MicroFrance®

INSTRUMENTS

2% – 3% Market CAGR

Neuro and Specialty Instrumentation





$0.2B[2]
Jarit® • Surgical Lighting Systems

Note: Market size and growth from third party market reports and internal estimates; [1] TAM for ENT is US only; [2] TTM revenue as of 9/30/23; [3] TTM revenue as of 12/31/22; MIS: Minimally Invasive Surgery; ICP: Intracranial Pressure

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ENT is a natural & complementary adjacency to Neurosurgery & Instruments

Entering a higher growth segment where focused innovation and channels win


NEURO-
SURGERY
ENT
INSTRUMENTS

Neurosurgery

- **Highly specialized market** where focus wins
- **Disease states** driven by **patient demographics** and advancements in **diagnostics and imaging**
- Surgeons **influence buying decisions**

ENT

- **Focused segment** with high degree of specialization and **surgeon preference**
- **Disease states** with **high prevalence** and **unmet clinical needs**

Instruments

- **Stable market** with consistent demand
- Portfolio breadth including specialty instruments **enables scale** and drives **broad customer relationships**

KEY ADJACENCIES

- Neurosurgery & ENT **anatomically adjacent** in skull base procedures
- **Expands R&D capabilities, fuels innovation**
- Pull-through of existing Integra **MicroFrance ENT** instrumentation portfolio

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INTEGRA

Immediate relevant scale in attractive and complementary ENT market

Acclarent is positioned to accelerate penetration in higher growth segments

US 2022 $1B Market Size and MSD CAGR



Sinus Balloons
$0.2
LSD
Eustachian Tube
& Airway Balloons
$0.1
MSD
Other Segments[3]
$0.4
~$1.1B[1]
5-6%[2]
$0.3
MSD
Shavers & Drills
$0.1
MSD
Instruments
$0.2
HSD
Navigation Systems
Acclarent Legacy
Leadership Position
Expanding Presence
MSD / HSD Growth,
Current Share <5%
Higher Growth
Segments

[1]Triangulated from third-party and internal reports, numbers may not add up due to rounding
[2] 2022-2025 ENT Market growth CAGR
[3] Other segments include Energy, RF, Cryoablation, Endoscopy / Video, and Nasal Stents
Note: HSD = High single digit growth; MSD = Mid-single-digit growth; LSD = Low single-digit growth

Attractive ENT market

- Disease states with high prevalence and unmet clinical needs (e.g. chronic rhinosinusitis, nasal airway obstruction, eustachian tube dysfunction, and skull base tumors)
- Focused category with high degree of specialization and surgeon preference
- Increasing adoption of navigation technologies and shift towards minimally invasive, navigated procedures
- Continued expansion of new indications and payor coverage

Why Integra & Acclarent will win in ENT

- Strong brand equity from creating the ENT balloon category
- Heritage in sinus balloon technology with strong innovation pipeline and expanding clinical areas such as eustachian tube
- Expansion within higher growth segments such as navigation and navigated instruments with differentiated product offering
- Best-in-class ENT sales channel – expands footprint into outpatient, ASC, and office sites of care
- Pull-through of existing MicroFrance ENT offerings
- Synergistic R&D and portfolio capabilities to fuel innovation

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INTEGRA

Differentiated recent NPIs and complete suite of navigation products

Positioned for continued portfolio expansion in higher growth segments


TruDi

TruDi® Navigation System is designed to provide consistent accuracy, a simple workflow, and advanced software functionality.[1,2]



Fast Anatomical Mapping (FAM)
Real-time imaging tool that documents surgical changes to the anatomy



TruSeg™
TruDi® uses artificial intelligence to apply automatic segmentation to pre-defined anatomical structures



TruPath™
Calculates and presents the shortest, valid path between 2 points specified by the physician

TruDi® enables the use of a full suite of differentiated, navigated disposables for sinus and skull base surgical procedures (balloons, shavers, and other instruments)



RELIEVA SPINPLUS® NAV Balloon Sinuplasty System

TruDi® Shaver Blade





Disposable Patient Tracker

TruDi® Probe Navigation Instrument



1. ACCLARENT® ENT Navigation System Instructions for Use. UG-2000-00 02A 11.2018.
2. Acclarent, Inc. IOM005058 Rev. B, 02/12/2019

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INTEGRA

Building upon heritage and leading position in balloon technology

Driving category growth by creating new standards of care; supported by clinical evidence and expanding market access

Eustachian Tube Balloon Dilation



The Acclarent AERA® Eustachian Tube Dilation (ETD) System is the first device specifically designed to dilate the Eustachian tube for patients with persistent tube dysfunction

A) Balloon Catheter Insertion


Middle ear
Bony portion
Cartilaginous portion
Bony-cartilaginous junction (isthmus)
Nasopharynx
A

B) Balloon Inflation


Middle ear
Bony portion
Cartilaginous portion
Bony-cartilaginous junction (isthmus)
Nasopharynx
B

Clinical evidence demonstrating safety and efficacy and expanding market access

Acclarent AERA® is backed by a prospective, multicenter, randomized clinical trial to demonstrate:[1]

99.7%
technical success in dilating the Eustachian tube

51.8% vs. 13.9%
higher rate of tympanogram normalization compared to control subjects treated with medical management alone

56.1% vs. 8.5%
improvement in the quality-of-life measure from the Eustachian Tube Dysfunction Questionnaire (ETDQ-7)

1. Poe D, Anand V, Dean M, et al. (2017). Balloon dilation of the Eustachian tube for dilatory dysfunction: A randomized controlled trial.Laryngoscope. Sep 20. doi: 10.1002/lary.26827.Laryngoscope. Sep 20. doi: 10.1002/lary.26827.2010;120(7):1411-1416

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Strong business foundation to support sustainable growth 11 Expanding Portfolio & Strong Innovation Pipeline  TruDi enhancements: including augmented reality and AI capabilities  New products to invigorate core platforms such as navigated accessories  AREA® Eustachian Tube – potential for indication expansion Advanced Innovation Capabilities & Culture  Established R&D capabilities spanning core technologies and advancing digital solutions  Strong culture and history of breakthrough innovation Established Commercial Footprint & Presence  Proficient and complementary sales channel  Strong brand equity and category leadership Fueling Organic & Inorganic Opportunities  Scale enables future opportunities to extend and complement ENT market presence and/or supplement portfolio with differentiated technologies

Acclarent acquisition propels Integra to a leadership position in ENT & Neurosurgery

1 **Enables Integra's CSS division to effectively address the attractive ENT device segment with established commercial scale, strong brand recognition, differentiated portfolio, and robust innovation pipeline**

2 **Highly complementary with neuro commercial, portfolio and R&D capabilities**

- Anatomical adjacency to neurosurgery, including access to brain tumors with skull base approaches
- Foundational commercial capabilities and scale for future organic and inorganic growth
- Pull-through of existing Integra MicroFrance ENT portfolio
- Expands R&D capabilities to fuel innovation across CSS technology platforms

3 **Attractive growth and value profile**

- Adds $1B to CSS TAM growing MSD
- HSD sales CAGR and accretive to LRP growth rate
- 2022 revenue ~$110M; gross margin in line with company average
- Transaction expected to be neutral to adj. EPS in 2024; accretive to adj. EPS in 2025; ROIC > 10% by Year 5
- Close expected by the second quarter of 2024

ENT provides a natural and complementary adjacency to Neurosurgery

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INTEGRA